Exhibit (24)


                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more registration statements ("Registration Statements") to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering officers and sales of registered debt securities of the Corporation and its affiliates ("Securities") in connection with market-making activities by and through First Union Capital Markets, a division of Wheat First Securities, Inc., with request to such Securities, and to sign any and all amendments to such Registration Statements.




               Signature                  Capacity                                Date
---------------------------------------   -------------------------------------   -------

 /s/ EDWARD E. CRUTCHFIELD                Chairman and Chief Executive            June 26, 1998
-------------------------------------     Officer and Director
          Edward E. Crutchfield

/s/ ROBERT T. ATWOOD                      Executive Vice President and Chief      June 26, 1998
-------------------------------------     Financial Officer
            Robert T. Atwood

/s/ JAMES H. HATCH                        Senior Vice President and Corporate     June 26, 1998
-------------------------------------     Controller (Principal Accounting
             James H. Hatch               Officer)


/s/ EDWARD E. BARR                        Director                                June 26, 1998
-------------------------------------
             Edward E. Barr

                                          Director
-------------------------------------
            G. Alex Bernhardt

/s/ W. WALDO BRADLEY                      Director                                June 26, 1998
-------------------------------------
            W. Waldo Bradley

/s/ ROBERT J. BROWN                       Director                                June 26, 1998
-------------------------------------
             Robert J. Brown

/s/ A. DANO DAVIS                         Director                                June 26, 1998
-------------------------------------
              A. Dano Davis

                                          Director
-------------------------------------
            Norwood H. Davis

/s/ R. STUART DICKSON                     Director                                June 26, 1998
-------------------------------------
            R. Stuart Dickson

/s/ B. F. DOLAN                           Director                                June 29, 1998
-------------------------------------
               B. F. Dolan

               Signature                  Capacity                                Date
---------------------------------------   -------------------------------------   -------

 /s/ RODDEY DOWD, SR.                     Director                                June 25, 1998
-------------------------------------
            Roddey Dowd, Sr.

                                          Director
-------------------------------------
            John R. Georgius

/s/ ARTHUR M. GOLDBERG                    Director                                June 25, 1998
-------------------------------------
           Arthur M. Goldberg

/s/ WILLIAM H. GOODWIN, JR.               Director                                June 25, 1998
-------------------------------------
         William H. Goodwin, Jr.

/s/ FRANK M. HENRY                        Director                                June 29, 1998
-------------------------------------
             Frank M. Henry

/s/ ERNEST E. JONES                       Director                                June 30, 1998
-------------------------------------
             Ernest E. Jones

/s/ TERRENCE A. LARSEN                    Director                                July 1, 1998
-------------------------------------
           Terrence A. Larsen

/s/ HERBERT LOTMAN                        Director                                June 29, 1998
-------------------------------------
             Herbert Lotman

/s/ RADFORD D. LOVETT                     Director                                June 29, 1998
-------------------------------------
            Radford D. Lovett

/s/ MACKEY J. MCDONALD                    Director                                June 26, 1998
-------------------------------------
           Mackey J. McDonald

/s/ MALCOM S. MCDONALD                    Director                                June 30, 1998
-------------------------------------
           Malcom S. McDonald

/s/ PATRICIA A. MCFATE                    Director                                June 26, 1998
-------------------------------------
           Patricia A. McFate

/s/ JOSEPH NEUBAUER                       Director                                June 26, 1998
-------------------------------------
             Joseph Neubauer

/s/ RANDOLPH N. REYNOLDS                  Director                                June 26, 1998
-------------------------------------
          Randolph N. Reynolds

/s/ JAMES M. SEABROOK                     Director                                June 26, 1998
-------------------------------------
            James M. Seabrook

                                          Director
-------------------------------------
              Ruth G. Shaw

               Signature                  Capacity                                Date
---------------------------------------   ----------                              -------

/s/ CHARLES M. SHELTON, SR.               Director                                June 25, 1998
-------------------------------------
         Charles M. Shelton, Sr.

/s/ LANTY L. SMITH                        Director                                June 26, 1998
-------------------------------------
             Lanty L. Smith

/s/ RAYMOND W. SMITH                      Director                                June 26, 1998
-------------------------------------
            Raymond W. Smith